July 29, 2010

Summary Prospectus

Legg Mason

Western Asset

New Jersey

Municipals

Fund

Class : Ticker Symbol

A	: SHNJX
B	: SNJBX
C	: SNJLX
FI
I	: LNJIX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated July 29, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated July 29, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated March 31, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in the fund’s is Prospectus on page 20 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 73 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment) (%)
	Class A	Class B	Class C	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	4.50	1.00	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment ) (%)
	Class A	Class B	Class C	Class FI	Class I
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and service (12b-1) fees	0.15	0.65	0.70	0.25	None
Other expenses	0.08	0.22[1]	0.12[1]	0.36[2]	0.16
Total annual fund operating expenses	0.73	1.37	1.32	1.11	0.66
Fees forgone and/or expenses reimbursed	N/A	N/A	N/A	(0.26)[3]	(0.06)[3]
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses	0.73	1.37	1.32	0.85	0.60

[1]	For Class B and C shares, “Other expenses” have been restated to reflect current fees with respect to the class.
[2]	“Other expenses” for Class FI shares are based on amounts for Class I shares because no Class FI shares were outstanding during the fund's last fiscal year.
[3]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.85% for Class FI shares and 0.60% for Class I shares. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	496	650	818	1,303
Class B (with redemption at end of period)	589	734	850	1,475
Class B (without redemption at end of period)	139	434	750	1,475
Class C (with redemption at end of period)	234	418	723	1,589
Class C (without redemption at end of period)	134	418	723	1,589
Class FI (with or without redemption at end of period)	87	327	586	1,328
Class I (with or without redemption at end of period)	61	204	361	816

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “New Jersey municipal securities.” New Jersey municipal securities are securities and other investments with similar economic characteristics the interest on which is excluded from regular federal income tax and New Jersey state personal income tax. The fund’s 80% policy may not be changed without a shareholder vote. Interest on New Jersey municipal securities may be subject to the alternative minimum tax.

New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, and certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income, or in some cases, New Jersey state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Risks associated with focusing on investments in New Jersey municipal securities. The fund focuses its investments on New Jersey municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New Jersey municipal issuers.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer shares or lower redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers' judgment about the quality, relative yield, value or market trends affecting a particular security, industry, or sector or about interest rates, is incorrect.

These risks are discussed in more detail later in the fund’s Prospectus or in the SAI.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/ individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (09/30/2009): 7.38 Worst quarter (12/31/2008): (3.46) The year-to-date return as of the most recent calendar quarter, which ended 06/30/2010, was 3.26

Average annual total returns (for periods ended December 31, 2009) (%)
	1 year	5 years	10 years	Since inception	Inception date
Class A
Return before taxes	11.71	3.71	5.03
Return after taxes on distributions	11.71	3.71	5.03
Return after taxes on distributions and sale of fund shares	9.30	3.79	5.00
Other Classes (Return before taxes only)
Class B	11.45	3.86	5.03
Class C	14.98	4.02	4.89
Class I	16.81	N/A	N/A	4.73	10/04/2007
Barclays Capital New Jersey Municipal Bond Index[1]	12.44	4.55	5.78
Lipper New Jersey Municipal Debt Funds Category Average[2]	18.33	3.36	4.83

[1]	For Class I shares, for the period from October 4, 2007 to December 31, 2009, the average annual total return of the Barclays Capital New Jersey Municipal Bond Index was 5.07%.

[2]	For Class I shares, for the period from October 31, 2007 to December 31, 2009, the average annual total return of the Lipper New Jersey Municipal Debt Funds Category Average was 2.96%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns for classes other than Class A will vary from returns shown for Class A.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Portfolio managers: Joseph P. Deane, David T. Fare, S. Kenneth Leech, Stephen A. Walsh and Robert E. Amodeo. Mr. Deane and Mr. Fare have been portfolio managers for the fund since 1999 and 2004, respectively. Messrs. Leech, Walsh and Amodeo have been portfolio managers for the fund since 2006. These portfolio managers work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class B	Class C	Class FI	Class I
General	1,000/50	1,000/50	1,000/50	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	None/None
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund intends to distribute income that is exempt from regular federal income and New Jersey state personal income taxes. A portion of the fund’s distributions may be subject to such taxes or to the alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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